EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Glenn Catchpole, Chief Executive Officer of Uranerz Energy Corporation (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Quarterly Report on Form 10-QSB of the Company for the three months ended March 31, 2007 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Glenn Catchpole
Name:	GLENN CATCHPOLE
Title:	CHIEF EXECUTIVE OFFICER
Date:	May 14, 2007